Exhibit 99.1

Investor Contact: Robert Jaffe rjaffe@rjaffeco.com 424.288.4098

NANTHEALTH REPORTS 2021 FOURTH-QUARTER, FULL-YEAR FINANCIAL RESULTS

•Q4 2021 Financial Highlights:
◦Total revenue was $16.0 million
◦Total gross margin was 57%

•Full-Year 2021 Financial Highlights:
◦Total revenue was $62.6 million
◦Total gross margin was 56%

•Operational Highlights:
◦In Q4, signed and went live with Eviti Connect for Autoimmune Diseases program with Maryland Physician’s Care (MPC), to provide digital drug authorizations for members living with autoimmune conditions

◦In Q4, continued expansion of Eviti Connect for Oncology services provided through a key Eviti channel partner with the addition of the country’s largest customer-owned health insurer

◦In Q4, released the first OpenNMS Minion Appliance, a cloud-enabled, simple solution that extends the reach of the OpenNMS monitoring system

◦Recorded 17% year-over-year revenue growth for NaviNet AllPayer Advantage, a direct-to-provider solution

Morrisville, NC - February 24, 2022 - NantHealth, Inc. (NASDAQ-GS: NH), a provider of enterprise solutions that help transform complex data into actionable insights, today reported financial results for its fourth quarter and full year ended December 31, 2021.

“The past year was marked by a number of operational highlights, including the continuing launch of new products and services, ongoing efforts to build and expand our business capabilities and successfully completing a major refinancing," said Ron Louks, Chief Operating Officer, NantHealth. “As expected, our 2021 fourth quarter revenues increased from the third quarter, returning to the average quarterly run rate for the year. We are encouraged to have ended 2021 on an upswing, with solid customer interest across our entire portfolio of products and services, and a strengthened cash position.

"We believe we have built a strong foundation that positioned NantHealth for meaningful top line growth in the coming year. This belief is in part based on the progress of our recently launched Eviti Connect program for autoimmune diseases and the exciting business opportunities for our OpenNMS platform. In addition, we continue to see growing interest in our NaviNet suite of authorization solutions from payers and network service providers, which we attribute to the robust product offering and ongoing investments in developing new features and enhanced functionality."

Software and Services Q4 Highlights:

•Clinical Decision Support (Eviti®):
◦Signed and went live with Eviti Connect for Autoimmune Diseases program with Maryland Physicians Care (MPC), to provide digital drug authorizations for members living with chronic autoimmune conditions

◦Continued expansion of Eviti Connect for Oncology services provided through a key Eviti channel partner with the addition of the country’s largest customer-owned health insurer

◦Expanded utilization management certification to include the states of Kentucky, Florida and Massachusetts, enabling the company to provide Eviti Connect customers with fully delegated end-to-end services

◦Signed a new partner agreement that enables NantHealth to offer care management services for complex, high risk and chronic diseases, as previously stated

•Payer Engagement (NaviNet®):
◦Signed a multi-year agreement with a new third party administrator that will use NaviNet Open to enhance the services it provides to self-insured health plan customers, as previously reported

◦Recorded 17% year-over-year revenue growth for NaviNet AllPayer Advantage, a direct-to-provider solution

◦Launched the new NantHealth Partner Portal that offers payer customers self-service, on-demand access to interactive reporting on workflows, trends, analytics and insights

◦Enhanced NaviNet Open Authorizations to guide users through submission of clinical criteria information and supporting documentation with smart workflow technology and dynamic instructional messaging

◦Entered into an alliance agreement with Change Healthcare to integrate InterQual® Connect automation solution with NaviNet Open, allowing NaviNet payer customers to leverage InterQual medical review criteria in their NaviNet-based electronic prior authorization workflow

◦Signed agreement with PriorAuthNow that enables it to leverage NaviNet Open Authorizations APIs to automate and streamline prior authorization requests for PriorAuthNow clients

•Network Monitoring and Management (The OpenNMS® Group, Inc.)
◦Partnered with a Fortune 500 managed service provider to offer OpenNMS Meridian monitoring to over 150 customers

◦Released OpenNMS Horizon 29 featuring improved streaming analytics for flow data at scale, and enhancements in distributed monitoring and security: OpenNMS now runs without elevated privileges reducing security risk

◦Launched OpenNMS Minion virtual appliance and cloud-enabled service to help organizations quickly, reliably, and securely deploy OpenNMS Minion collectors to remote or adjacent private networks

◦Rapidly delivered updates to address the global Log4j vulnerability, collaborating closely with the OpenNMS open-source community

Business and Financial Highlights:
For the 2021 fourth quarter:
•Total net revenue was $16.0 million compared with $18.6 million in the 2020 fourth quarter.

•Gross profit was $9.1 million, or 57% of total net revenue, compared with $11.4 million, or 61% of total net revenue, for the prior year period.

•Selling, general and administrative (SG&A) expenses increased to $14.8 million compared with $11.7 million in the 2020 fourth quarter.

•Research and development (R&D) expenses increased to $5.2 million from $4.8 million mainly from the Company's ongoing investments in expanding its product offerings.

•Net loss from continuing operations, net of tax, of $16.7 million, or $0.14 per share, significantly decreased from $20.1 million, or $0.18 per share, for the 2020 fourth quarter.

•On a non-GAAP basis, net loss from continuing operations was $11.8 million, or $0.10 per share, compared with $6.2 million, or $0.06 per share, for the fourth quarter of last year.

For the 2021 full year:
•Total net revenue was $62.6 million, compared with $73.2 million.

•Gross profit was $34.8 million, or 56% of total net revenue, from $43.9 million, or 60% of total net revenue, for the prior year.

•SG&A expense was $52.1 million compared with $48.5 million.

•R&D expense increased to $19.7 million from $17.3 million.

•Net loss from continuing operations, net of tax, was $58.3 million, or $0.51 per share, compared with $88.3 million, or $0.80 per share, for the 2020 full year.

•On a non-GAAP basis, net loss from continuing operations was $41.9 million, or $0.37 per share, up from $27.0 million, or $0.24 per share, for 2020.

At December 31, 2021, cash and cash equivalents totaled $29.1 million.

Conference Call Information and Forward-Looking Statements
Later today, the company will host a conference call at 1:30 p.m. PT (4:30 p.m. ET) to review its results of operations for the fourth quarter and full year ended December 31, 2021. The conference call will be available to interested parties by dialing 877-407-0312 from the U.S. or Canada, or 201-389-0899. The call will be broadcast via the Internet at www.nanthealth.com. Listeners are encouraged to visit the website at least 10 minutes prior to the start of the scheduled presentation to register, download and install any necessary audio software. A playback of the call will be archived and accessible on the same website for at least three months.

Discussion during the conference call may include forward-looking statements regarding topics such as the company’s financial status and performance, regulatory and operational developments, and other comments the company may make about its future plans or prospects in response to questions from participants on the conference call.

Use of Non-GAAP Financial Measures
This news release contains references to Non-GAAP financial measures, including adjusted net loss and adjusted net loss per share, which are financial measures that are not prepared in conformity with United States generally accepted accounting principles (U.S. GAAP). The Company’s management believes that the presentation of Non-GAAP financial measures provides useful supplementary information regarding operational performance, because it enhances an investor’s overall understanding of the financial results for the Company’s core business. Additionally, it provides a basis for the comparison of the financial results for the Company’s core business between current, past and future periods. Other companies may define these measures in different ways. Non-GAAP financial measures should be considered only as a supplement to, and not as a substitute for or as a superior measure to, financial measures prepared in accordance with U.S. GAAP. Non-GAAP per share numbers are calculated based on one class of common stock and do not incorporate the effects, if any, of using the two-class method.

About NantHealth, Inc.
NantHealth, a member of the NantWorks ecosystem of companies, provides enterprise solutions that help businesses transform complex data into actionable insights. By offering efficient ways to move, interpret and visualize complex and highly sensitive information, NantHealth enables customers in healthcare, life sciences, logistics, telecommunications and other industries to automate, understand and act on data while keeping it secure and scalable. NantHealth’s product portfolio comprises the latest technology in payer/provider collaboration platforms for real-time coverage decision support (Eviti and NaviNet), and data solutions that provide multi-data analysis, reporting and professional services offerings (Quadris). The OpenNMS Group, Inc., a NantHealth subsidiary, helps businesses monitor and manage network health and performance. For more information, visit nanthealth.com, follow us on Twitter, Facebook and LinkedIn, and subscribe to our blog.

NantHealth Forward Looking Statement
This news release contains certain statements of a forward-looking nature relating to future events or future business performance. Forward-looking statements can be identified by the words “expects,” “anticipates,” “believes,” “intends,” “estimates,” “plans,” “will,” “outlook” and similar expressions. Forward-looking statements are based on management’s current plans, estimates, assumptions and projections, and speak only as of the date they are made. Risks and uncertainties include, but are not limited to: our ability to successfully integrate a complex learning system to address a wide range of healthcare issues; our ability to successfully amass the requisite data to achieve maximum network effects; appropriately allocating financial and human resources across a broad array of product and service offerings; raising additional capital as necessary to fund our operations; our ability to grow the market for our software and data solutions; successfully enhancing our software and data solutions to achieve market acceptance and keep pace with technological developments; customer concentration; competition; security breaches; bandwidth limitations; our ability to integrate The OpenNMS Group, Inc. into our operations; our use and distribution of open source software; our ability to obtain necessary regulatory approvals, certifications and licenses; dependence upon senior management; the need to comply with and meet applicable laws and regulations; unexpected adverse events; and anticipated cost savings. We undertake no obligation to update any forward-looking statement in light of new information or future events, except as otherwise required by law. Forward-looking statements involve inherent risks and uncertainties, most of which are difficult to predict and are generally beyond our control. Actual results or outcomes may differ materially from those implied by the forward-looking statements as a result of the impact of a number of factors, many of which are discussed in more detail in our reports filed with the Securities and Exchange Commission.

FINANCIAL TABLES FOLLOW

NantHealth, Inc.
Consolidated Balance Sheets
(Dollars in thousands, except per share amounts)
(Unaudited)

	December 31,
	2021	2020
Assets
Current assets
Cash and cash equivalents	$29,084	$22,787
Accounts receivable, net	5,810	3,273
Related party receivables, net	506	1,031
Prepaid expenses and other current assets	4,010	3,504
Total current assets	39,410	30,595
Property, plant, and equipment, net	12,366	13,102
Goodwill	98,333	98,333
Intangible assets, net	39,039	47,969
Related party receivable, net of current	1,012	823
Operating lease right-of-use assets	6,048	7,539
Other assets	1,620	1,927
Total assets	$197,828	$200,288

Liabilities and Stockholders' Equity
Current liabilities
Accounts payable	$3,204	$5,122
Accrued and other current liabilities	16,358	13,975
Deferred revenue	2,440	1,166
Related party payables, net	5,161	4,238
Notes payable	782	268
Related party convertible note, net	—	9,411
Convertible notes, net	—	90,578
Total current liabilities	27,945	124,758
Deferred revenue, net of current	2,024	393
Related party liabilities	38,278	31,091
Related party promissory note	112,666	112,666
Related party convertible note, net	62,268	—
Convertible notes, net	74,603	—
Deferred income taxes, net	1,775	1,853
Operating lease liabilities	6,248	8,170
Other liabilities	34,013	32,757
Total liabilities	359,820	311,688

Stockholders' deficit
Common stock, $0.0001 par value per share, 750,000,000 shares authorized; 115,505,244 and 111,284,733 shares issued and outstanding at December 31, 2021 and 2020, respectively	12	11
Additional paid-in capital	891,105	891,583
Accumulated deficit	(1,052,897)	(1,003,210)
Accumulated other comprehensive loss	(212)	(168)
Total NantHealth stockholders' deficit	(161,992)	(111,784)
Noncontrolling interests	—	384
Total stockholders' deficit	(161,992)	(111,400)
Total liabilities and stockholders' deficit	$197,828	$200,288

NantHealth, Inc.
Consolidated Statements of Operations
(Dollars in thousands, except per share amounts)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Revenue
Software-as-a-service related	$15,262	$18,201	$60,402	$72,198
Maintenance	515	378	1,717	677
Professional services	250	24	507	86
Total software-related revenue	16,027	18,603	62,626	72,961
Other	3	39	23	211
Total net revenue	16,030	18,642	62,649	73,172

Cost of Revenue
Software-as-a-service related	5,280	5,504	21,503	23,056
Maintenance	399	230	1,174	361
Professional services	—	1	14	16
Amortization of developed technologies	1,247	1,247	4,988	4,755
Total software-related cost of revenue	6,926	6,982	27,679	28,188
Other	—	211	128	1,038
Total cost of revenue	6,926	7,193	27,807	29,226

Gross Profit	9,104	11,449	34,842	43,946

Operating Expenses
Selling, general and administrative	14,784	11,670	52,092	48,534
Research and development	5,197	4,828	19,707	17,274
Amortization of acquisition-related assets	987	985	3,942	3,676
Impairment of intangible assets, including internal-use software	—	729	—	729
Total operating expenses	20,968	18,212	75,741	70,213
Loss from operations	(11,864)	(6,763)	(40,899)	(26,267)
Interest expense, net	(3,538)	(4,908)	(14,481)	(19,199)
Other expense, net	(1,227)	(8,274)	(3,089)	(10,824)
Loss from related party equity method investment	—	—	—	(31,702)
Loss from continuing operations before income taxes	(16,629)	(19,945)	(58,469)	(87,992)
Provision for income taxes	76	273	97	447
Net loss from continuing operations	(16,705)	(20,218)	(58,566)	(88,439)
Income from discontinued operations, net of tax, attributable to NantHealth	—	38	23	31,993
Net loss	(16,705)	(20,180)	(58,543)	(56,446)
Net loss attributable to noncontrolling interests	—	(78)	(284)	(120)
Net loss attributable to NantHealth	$(16,705)	$(20,102)	$(58,259)	$(56,326)

Basic and diluted net loss per share attributable to NantHealth:
Continuing operations - common stock	$(0.14)	$(0.18)	$(0.51)	$(0.80)
Discontinued operations - common stock	$—	$—	$—	$0.29
Total net loss per share - common stock	$(0.14)	$(0.18)	$(0.51)	$(0.51)

Weighted average shares outstanding
Basic and diluted - common stock	115,461,629	111,238,540	114,148,604	110,954,858

NantHealth, Inc.
Non-GAAP Net Loss from Continuing Operations Attributable to NantHealth and Non-GAAP Net Loss Per Share from Continuing Operations Attributable to NantHealth
(Dollars in thousands, except per share amounts)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Net loss from continuing operations attributable to NantHealth	$(16,705)	$(20,140)	$(58,282)	$(88,319)
Adjustments to GAAP net loss from continuing operations attributable to NantHealth:
Loss from related party equity method investment	—	—	—	31,702
Stock-based compensation expense from continuing operations	1,346	961	3,879	2,722
Loss on Exchange and Prepayment of 2016 Notes	—	—	742	—
Change in fair value of derivatives liability	—	(3)	(4)	4
Change in fair value of Bookings Commitment	1,190	8,098	2,323	11,168
Noncash interest expense related to convertible notes	54	1,698	622	6,477
Intangible amortization from continuing operations	2,234	2,212	8,880	8,395
Impairment of intangible assets, including internal-use software	—	729	—	729
Securities litigation costs	—	—	—	(103)
Tax provision (benefit) resulting from certain noncash tax items	44	244	(60)	228
Total adjustments to GAAP net loss from continuing operations attributable to NantHealth	4,868	13,939	16,382	61,322
Net loss from continuing operations attributable to NantHealth - Non-GAAP	$(11,837)	$(6,201)	$(41,900)	$(26,997)

Weighted average basic common shares outstanding	115,461,629	111,238,540	114,148,604	110,954,858

Net loss per common share from continuing operations attributable to NantHealth - Non-GAAP	$(0.10)	$(0.06)	$(0.37)	$(0.24)

Reconciliation of Net Loss per Common Share from Continuing Operations Attributable to NantHealth to Net Loss per Common Share from Continuing Operations Attributable to NantHealth - Non-GAAP (Unaudited):

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Net loss per common share from continuing operations attributable to NantHealth	$(0.14)	$(0.18)	$(0.51)	$(0.80)
Adjustments to GAAP net loss per common share from continuing operations attributable to NantHealth:
Loss from related party equity method investment	—	—	—	0.29
Stock-based compensation expense from continuing operations	0.01	0.01	0.04	0.02
Loss on Exchange and Prepayment of 2016 Notes	—	—	0.01	—
Change in fair value of derivatives liability	—	—	—	—
Change in fair value of Bookings Commitment	0.01	0.07	0.01	0.10
Noncash interest expense related to convertible notes	—	0.01	—	0.06
Intangible amortization from continuing operations	0.02	0.02	0.08	0.08
Impairment of intangible assets, including internal-use software	—	0.01	—	0.01
Securities litigation costs	—	—	—	—
Tax provision (benefit) resulting from certain noncash tax items	—	—	—	—
Total adjustments to GAAP net loss per common share from continuing operations attributable to NantHealth	0.04	0.12	0.14	0.56
Net loss per common share from continuing operations attributable to NantHealth - Non-GAAP	$(0.10)	$(0.06)	$(0.37)	$(0.24)